SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 7, 2003


                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina                001-16485                56-2169715
(State or other jurisdiction       (Commission             (I.R.S. Employer
of incorporation)                  File Number)            Identification No.)

           370 Knollwood Street
--------------------------------------------------------------------------------
      Winston-Salem, North Carolina                             27103
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (336) 725-2981



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Item 5. Other Events

     On February 10, 2003, Krispy Kreme Doughnuts, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit No.                Description

            99.1                    Press Release dated February 10, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KRISPY KREME DOUGHNUTS, INC.


Dated:  February 10, 2003       By:    /s/ Randy S. Casstevens
                                       ----------------------------------------
                                       Name:  Randy S. Casstevens
                                       Title:    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                 Description

99.1                        Press Release dated February 10, 2003

                                                                    EXHIBIT 99.1

Investor Contact:          Robbin E. Moore
                           Investor Relations Director
                           Krispy Kreme Doughnuts, Inc.
                           336.726.8857

Media Contact:             Brooke Smith
                           Public Relations Director
                           Krispy Kreme Doughnuts, Inc.
                           336.726.8997



                    KRISPY KREME ANNOUNCES ARBITRATION RULING

WINSTON-SALEM, NC (FEBRUARY 10, 2003) - Krispy Kreme Doughnuts, Inc. (NYSE: KKD) announced today that on Friday, February 7, 2003 an arbitration panel entered an award against its franchisee in Northern California, Golden Gate Doughnuts, LLC, and the Company in the amount of $7,925,000. This arbitration award originates from a lawsuit filed in March 2000 in Superior Court in the State of California regarding ownership rights of the franchise. Subsequently, the matter was heard before an arbitration panel. The Company is evaluating the arbitration panel's decision and is reviewing its options, including further utilization of the legal process.

A final award is expected to be issued after the arbitration panel considers additional costs and fees. As a result of this award, the Company will make a provision in the fourth quarter of Fiscal Year 2003. This award poses no liquidity or capital resource issues given the Company's substantial cash, investment balances and unused borrowing capacity under its line of credit facility which collectively are currently in excess of $80 million.

Founded in 1937 in Winston-Salem, North Carolina, Krispy Kreme is a leading branded specialty retailer of premium quality doughnuts, including the Company's signature Hot Original Glazed. Krispy Kreme currently operates more than 270 stores in 37 states and Canada. An estimated 7.5 million Krispy Kreme doughnuts are made everyday and more than 2.7 billion are produced each year. Krispy Kreme can be found on the World Wide Web at www.krispykreme.com.

                                      # # #

     INFORMATION CONTAINED IN THIS PRESS RELEASE, OTHER THAN HISTORICAL INFORMATION, MAY BE CONSIDERED FORWARD-LOOKING IN NATURE AND IS SUBJECT TO VARIOUS RISKS, UNCERTAINTIES AND ASSUMPTIONS. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE ANTICIPATED, ESTIMATED OR EXPECTED. AMONG THE KEY FACTORS THAT MAY HAVE A DIRECT BEARING ON KRISPY KREME'S OPERATING RESULTS, PERFORMANCE OR FINANCIAL CONDITION ARE ITS DEPENDENCE ON FRANCHISEES TO EXECUTE ITS STORE EXPANSION STRATEGY, SUPPLY ISSUES, COMPETITION AND NUMEROUS OTHER FACTORS DISCUSSED IN KRISPY KREME'S PERIODIC REPORTS, PROXY STATEMENT AND OTHER INFORMATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.